                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Post-Effective Amendment No. 19 (File No. 33-980) under the Securities Act of 1933 and Post-Effective Amendment No. 20 (File No. 811-6067) under the Securities Act of 1940 to the Registration Statement on Form N-1A of Dimensional Investment Group Inc. of our reports for RWB/DFA U.S. High Book to Market Portfolio, RWB/DFA Two-Year Corporate Fixed Income Portfolio and RWB/DFA Two-Year Government Portfolio dated February 26, 1998 on our audits of the financial statements and financial highlights for RWB/DFA U.S. High Book to Market Portfolio, RWB/DFA Two-Year Corporate Fixed Income Portfolio and RWB/DFA Two-Year Government Portfolio of Dimensional Investment Group Inc. and The U.S. Large Cap Value Series, The DFA Two-Year Corporate Fixed Income Series and The DFA Two-Year Government Series of the DFA Investment Trust Company as of November 20, 1997 and for the respective periods then ended, which reports are included in the Annual Reports to Shareholders.

We also consent to the reference to our firm under the captions "Other Information" and "Financial Statements" in the Statement of Additional Information.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 25, 1998

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Post-Effective Amendment No. 19 (File No. 33-980) under the Securities Act of 1933 and Post-Effective Amendment No. 20 (File No. 811-6067) under the Securities Act of 1940 to the Registration Statement on Form N-1A of Dimensional Investment Group Inc. of our reports for DFA One-Year Fixed Income Portfolio II dated February 26, 1998 on our audits of the financial statements and financial highlights for DFA One-Year Fixed Income Portfolio II of Dimensional Investment Group Inc. and The DFA One-Year Fixed Income Series of The DFA Investment Trust Company as of November 20, 1997 and for the respective periods then ended, which reports are included in the Annual Reports to Shareholders.

We also consent to the reference to our firm under the captions "Other Information" and "Financial Statements" in the Statement of Additional Information.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 25, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Post-Effective Amendment No. 19 (File No. 33-980) under the Securities Act of 1933 and Post-Effective Amendment No. 20 (File No. 811-6067) under the Securities Act of 1940 to the Registration Statement on Form N-1A of Dimensional Investment Group Inc. of our report for The DFA International Value Portfolio dated February 26, 1998 on our audit of the financial statements and financial highlights for The DFA International Value Portfolio of Dimensional Investment Group Inc. and the DFA International Value Series of The DFA Investment Trust Company as of November 30, 1997 and for the respective periods then ended, which report is included in the Annual Reports to Shareholders.

We also consent to the reference to our firm under the captions "Other Information" and "Financial Statements" in the Statement of Additional Information.



COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 25, 1998

                          CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Post-Effective Amendment No. 19 (File No. 33-980) under the Securities Act of 1933 and Post-Effective Amendment No. 20 (File No. 811-6067) under the Securities Act of 1940 to the Registration Statement on Form N-1A of Dimensional Investment Group Inc. of our report for U.S. 6-10 Value Portfolio II dated February 26, 1998 on our audit of the financial statements and financial highlights for the U.S. 6-10 Value Portfolio II of Dimensional Investment Group Inc. and U.S. 6-10 Value Series of The DFA Investment Trust Company as of November 30, 1997 and for the respective periods then ended, which report is included in the Annual Reports to Shareholders.

We also consent to the reference to our firm under the captions "Other Information" and "Financial Statements" in the Statement of Additional Information.



COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 25, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by referenece in this Post-Effective Amendment No. 19 (File No. 33-980) under the Securities Act of 1933 and Post-Effective Amendment No. 20 (File No. 811-6067) under the Secuirites Act of 1940 to the Registration Statement on Form N-1A of Dimensioanl Investment Group Inc. of our report for The DFA 6-10 Institutional Portfolio dated Feburary 26, 1998 on our audit of the fianncial statements and financial highlights for the DFA 6-10 Institutional Portfolio of Dimensional Investment Group Inc. and the U.S. 6-10 Small Company Series of The DFA Investment Trust Company as of November 30, 1997 and for the respective periods then ended, which report is included in the Annual Reports to Shareholders.

We also consent to the reference to our firm under the captions "Other Information" and "Financial Statements" in the Statement of Additional Information.




COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 25, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Post-Effective Amendment No. 19 (File No. 33-980) under the Securities Act of 1933 and Post-Effective Amendment No. 20 (File No. 811-6067) under the Securities Act of 1940 to the Registration Statement on Form N-1A of Dimensional Investment Group Inc. of our report for U.S. Large Cap Value Portfolio II dated February 26, 1998 on our audit of the financial statements and financial highlights for U.S. Large Cap Value Portfolio II of Dimensional Investment Group Inc. and the U.S. Large Cap Value Series of The DFA Investment Trust Company as of November 30, 1997 and for the respective periods then ended, which report is included in the Annual Reports to Shareholders.

We also consent to the reference to our firm under the captions "Other Information" and "Financial Statements" in the Statement of Additional Information.




COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 25, 1998

                    CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Post-Effective Amendment No. 19 (File No. 33-980) under the Securities Act of 1933 and Post-Effective Amendment No. 20 (File No. 811-6067) under the Securities Act of 1940 to the Registration Statement on Form N-1A of Dimensional Investment Group Inc. of our reports for DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III dated February 26, 1998 on our audits of the financial statements and financial highlights for DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III of Dimensional Investment Group Inc. and the International Value Series and U.S. Large Cap Value Series of The DFA Investment Trust Company as of November 30, 1997 and for the respective periods then ended, which reports are included in the Annual Reports to Shareholders.

We also consent to the reference to our firm under the captions "Other Information" and "Financial Statements" in the Statement of Additional Information.


COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 25, 1998

                          CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Post-Effective Amendment No. 19 (File No. 33-980) under the Securities Act of 1933 and Post-Effective Amendment No. 20 (File No. 811-6067) under the Securities Act of 1940 to the Registration Statement on Form N-1A of Dimensional Investment Group Inc. of our report for DFA International Value Portfolio II dated February 26, 1998 on our audit of the financial statements and financial highlights for DFA International Value Portfolio II of Dimensional Investment Group Inc. and the International Value Series of The DFA Investment Trust Company as of November 30, 1997 and for the respective periods then ended, which report is included in the Annual Reports to Shareholders.

We also consent to the reference to our firm under the captions "Other Information" and "Financial Statements" in the Statement of Additional Information.



COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 25, 1998